UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2012

1-12340

(Commission File Number)

GREEN MOUNTAIN COFFEE ROASTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	03-0339228
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

33 Coffee Lane, Waterbury, Vermont 05676

(Address of registrant’s principal executive office)

(800) 432-4627

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Certain Officers

On October 15, 2012, Green Mountain Coffee Roasters, Inc. (the “Company”) entered into an offer letter (the “Geoffrion Offer”) with Gerard Geoffrion, age 60, pursuant to which Mr. Geoffrion will serve as the Company’s President, International Business Development effective immediately.

Mr. Geoffrion has most recently served as President, GMCR Canada Holding, Inc. and President, Canada Business Unit (“CBU”).  In his new role, Mr. Geoffrion will lead the exploration of business opportunities outside North America.  Pursuant to the terms of the Geoffrion Offer, Mr. Geoffrion will work for the Company on a full-time basis and will receive an annual base salary of $390,000 and other benefits, including short-term (with an opportunity at target for Fiscal Year 2012 of 60% of base salary) and long-term incentive (with an opportunity at target for Fiscal Year 2012 of 120% of base salary) bonus compensation based upon the Company achieving certain operational and financial goals, as determined by the Company’s board of directors in its sole discretion.

There are no family relationships between Mr. Geoffrion and any of the Company’s directors or executive officers and the Company has not entered into any transactions with Mr. Geoffrion that are reportable pursuant to Item 404(a) of Regulation S-K.

Also on October 15, 2012, the Company entered into an offer letter (the “Toutant Offer”) with Sylvain Toutant, age 49, pursuant to which Mr. Toutant will serve as President, GMCR Canada Holding, Inc. and President, CBU effective immediately.  Pursuant to the terms of the Toutant Offer, Mr. Toutant will work for the Company on a full-time basis and will receive an annual base salary of $375,000 and other benefits, including short-term (with an opportunity at target for Fiscal Year 2012 of 60% of base salary) and long-term incentive (with an opportunity at target for Fiscal Year 2012 of 100% of base salary) bonus compensation based upon the Company achieving certain operational and financial goals, as determined by the Company’s board of directors in its sole discretion. Upon acceptance of the Toutant Offer, Mr. Toutant was granted a long-term incentive award valued at $187,500, consisting of 80% options and 20% RSUs. The options will vest in four equal annual installments and the RSUs will vest in three annual installments; 25% the first installment, 25% the second installment and 50% the third installment.

There are no family relationships between Mr. Toutant and any of the Company’s directors or executive officers and the Company has not entered into any transactions with Mr. Toutant that are reportable pursuant to Item 404(a) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN MOUNTAIN COFFEE ROASTERS, INC.

By:	/s/ Howard Malovany
Howard Malovany
Vice President, Corporate General Counsel and Secretary

Date: October 17, 2012

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